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                                                                   EXHIBIT 10.32

                  [LETTER HEAD OF DOMINO'S FARMS CORPORATION]


                                February 7, 2000
Mr. Harry Silverman
Chief Financial Officer/Treasurer
Domino's Pizza, Inc.
30 Frank Lloyd Wright Dr.
Ann Arbor, Ml 48106
Dear Harry:

This letter refers to the lease dated December 21, 1998 between Domino's Pizza, Inc. - and Domino Farms Office Park Limited Partnership. The lease is amended to reflect the following:

     1 Domino's Pizza, Inc. has the right to terminate the lease with 180 days written notice to the Landlord during the initial five (5) years from and after the lease commencement date of December 21, 1998. The lease shall be terminated without penalty if Domino's Pizza, Inc. is not in default under the lease.

     2. Domino's Pizza, Inc. gives up its right under the lease to extend the term of the lease for a Second Additional Term consisting of five (5) years upon expiration of the lease's Initial Term and its First Extended Term.


                                                  Sincerely,
                                                  /s/ Paul R. Roney
                                                  Paul R. Roney
                                                  President

Agreed and Accepted:

/s/ Harry Silverman
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Harry Silverman
Chief Financial Officer/Treasurer